Exhibit 10.1

GREENWOOD FINANCIAL INC.

SECOND AMENDMENT

TO SECOND AMENDED AND RESTATED

REVOLVING CREDIT LOAN AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT (this “Amendment”) is dated as of August 13, 2009 and entered into by and among GREENWOOD FINANCIAL INC., a Delaware corporation (“Master Borrower”), the entities identified on Schedule A attached hereto (together with the Master Borrower, the “Borrowers”), Orleans Homebuilders, Inc. (the “Guarantor”, and together with the Borrowers, the “Obligors”), the financial institutions listed on the signature pages hereof (“Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for Lenders (“Agent”), and is made with reference to that certain Second Amended and Restated Revolving Credit Loan Agreement dated as of September 30, 2008, by and among Obligors, Lenders and Agent, as amended by that First Amendment to Second Amended and Restated Revolving Credit Loan Agreement and First Amendment to Security Agreement dated as of February 11, 2009 (as so amended and as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Loan Agreement.

RECITALS

WHEREAS, Borrowers and Lenders desire to amend the Loan Agreement as specifically provided for herein; and

WHEREAS, Obligors, Lenders and Agent deem it advisable to amend the Loan Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.                                          AMENDMENTS TO THE LOAN AGREEMENT

1.1                               Amendments to Article I:  Definitions.

A.                                    Subsection 1.1 of the Loan Agreement is hereby amended by adding thereto the following definitions in proper alphabetical order.

“Change of Control” means the occurrence of one or more of the following events:

1.                                       any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Guarantor to any Person or group of related Persons for purposes of Section 13(d) of the Securities Exchange Act of 1934, or any successor thereto, in each case as amended from time to time (a “Group”), together with any Affiliates thereof, on an arm’s length basis with an entity that is not an Affiliate of OHI Financing, Inc. or the Guarantor; or

2.                                       any Person or Group (other than Jeffrey P. Orleans and his Affiliates and family or any Affiliate of OHI Financing, Inc. or the Guarantor (collectively, a “Permitted Party”)) shall acquire either by purchase from a Permitted Party or from the Guarantor through purchase or merger or otherwise, directly or indirectly, beneficially or of record, shares representing more than 80% of the issued and outstanding Equity Interests of the Guarantor and more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Guarantor.

“Consent” means that certain Limited Consent to Exchange Transactions dated as of August 3, 2009 among the Borrowers, Guarantor, Agent and Requisite Lenders.

“Equity Interests” means (a) the common or preferred equity interest in a corporation, (b) the membership interests in a limited liability company and (c) the partnership interests (general or limited) in a partnership.

“Second Amendment” means that certain Second Amendment to Second Amended and Restated Revolving Credit Loan Agreement dated as of August 13, 2009.

“Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment.

“Subordinated Debt I” means the Debt incurred pursuant to that certain Junior Subordinated Indenture dated as of September 20, 2005, among OHI Financing, Inc., Guarantor and Wilmington Trust Company, including any guaranty of such Debt by Guarantor, and the modifications thereto permitted by the Consent, together with any refinancing, renewal, replacement Debt, defeasance or refund thereof in accordance with the provisions of Section 7.7.

“Subordinated Debt II” means the Debt incurred pursuant to that certain Junior Subordinated Indenture dated as of August 3, 2009, between OHI Financing, Inc., as Issuer, and The Bank of New York Mellon, as Trustee, including any guaranty of such Debt by Guarantor, together with any refinancing, renewal, replacement Debt, defeasance or refund thereof in accordance with the provisions of Section 7.7.

B.                                    Subsection 1.1 of the Loan Agreement is hereby further amended by deleting the definitions of “Borrowing Base Availability”, “Letter of Credit” and “OHI Financing Subordinated Debt” therefrom in their entirety and substituting the following therefor:

“Borrowing Base Availability” means, at any time, (i) the amount determined pursuant to Section 3.3, based on the most recently delivered Borrowing Base Certificate, minus (ii) the aggregate amount of liability of Agent under then-outstanding Financial Letters of Credit, minus (iii) the aggregate amount of Swing Line Loans outstanding, minus (iv) the aggregate principal amount of all OHI Financing Subordinated Debt that by its terms matures within one (1) year and Subordinated Debt that by its terms matures within one (1) year; provided that for the period commencing on the Second Amendment Effective Date through and including September 29, 2009, the amount required to be subtracted pursuant to clause (ii) shall be the amount by which the aggregate amount of liability of Agent under then-outstanding Financial Letters of Credit exceeds $5,100,000.

“Letter of Credit” means (a) each letter of credit identified on Schedule 1.1D which has heretofore been issued with respect to a Borrowing Base Project, or to developments previously completed by a Borrower, or to an Eligible Project that secures the Line of Credit and satisfies the requirements of Section 4.1.11, or which is a Financial Letter of Credit, (b) each letter of credit issued by Agent on behalf of the Lenders for the benefit of Borrower that are to be issued by Agent to be for the purpose of providing security, including for the benefit of the issuer of a surety or performance bond, for (i) the construction by a Borrower of Improvements and other municipal and public facilities related to Borrowing Base Projects deemed to be financed under the Revolving Sublimit by their inclusion in the Borrowing Base, (ii) maintenance by a Borrower of Improvements and other municipal and public facilities related to the Borrowing Base Projects financed under the Revolving Sublimit, and (iii) deposits under purchase contracts for residential land to which a Borrower is a party, as permitted by Section 8.5, but excluding deposits for Real Estate subject to a purchase money mortgage constituting a Permitted Lien, and (c) any letter of credit issued by Agent in favor of any bank that is not a Lender to secure any Borrower’s reimbursement obligations on account of letters of credit and tri-party agreements issued by such bank of the type described in clause (b)(i) or (b)(ii) of this definition or in the definition of “Tri-Party” Agreement contained herein, as identified on Schedule 1.1.D.  Notwithstanding the foregoing, no Letter of Credit may be issued in connection with any Joint Venture or any Person that is not a Borrower or a Guarantor, except that Issuer may issue Letters of Credit solely to the extent required to comply with the letter of credit requirement under the Subordinated Debt II in an aggregate amount not to exceed $5,000,000.

“OHI Financing Subordinated Debt” means the Subordinated Debt I and the Subordinated Debt II.

C.                                    Subsection 1.1 of the Loan Agreement is hereby further amended by deleting paragraph (vi) in the definition of “Permitted Debt” and substituting the following therefor:

“(vi)                        the guarantees, as in effect on the Second Amendment Effective Date, or as thereafter modified, amended or replaced in accordance with the Consent or with Agent’s consent in accordance with Section 7.7, by Guarantor of the OHI Financing Subordinated Debt;

1.2                               Amendment to Article II:  Amounts and Terms of the Facility; Security for the Facility.

A.                                    Section 2.1.3 of the Loan Agreement is hereby amended by deleting the reference to “this Section 2.1.2 therein and substituting “this Section 2.1.3” therefor.

B.                                    Subsection 2.6.5 of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“2.6.5                  Additional Loan Fees.  Borrowers shall pay two additional fees for the Facility.  The first additional fee shall be earned and payable on September 30, 2009 and shall be equal to 8% per annum of the amount by which the aggregate Commitments (based on the Facility Amount as it exists from time to time) exceeds $250,000,000, calculated on a daily basis as such Commitments (based on the Facility Amount as it exists from time to time) exist between the Closing Date and the earlier of (i) September 30, 2009 and (ii) the date the Commitments are permanently reduced to $250,000,000 (the “Reduction Date”); provided that such first additional fee will be reduced by 80% if the aggregate Commitments have been permanently reduced to $250,000,000 on or before September 30, 2009.  The second additional fee shall be earned and payable on December 20, 2009 if the Indebtedness are not paid in full by such date and such second additional fee shall be equal to 8% per annum of the amount that the aggregate Commitments exceeds $250,000,000 calculated on a daily basis as such Commitments exist from time to time after the Reduction Date.”

1.3                               Amendments to Article III:  Notice of Borrowing; Borrowing Base; Borrowing Base Availability.

A.                                    Section 3.2.2 of the Loan Agreement is hereby amended by adding the following new sentence at the end thereof:

“Notwithstanding the forgoing, certain parcels of real property located in Chester County, Pennsylvania commonly referred to as Ewing tracts 4 and 5 (the “Ewing Tracts”), which are not owned by a Borrower, shall be deemed admitted to the Borrowing Base solely for the period through and including September 29, 2009; provided that (i) the Appraised Value attributed to the Ewing Tracts shall be the Appraised Value determined in the Appraisal dated as of February 6, 2009, (ii) Orleans at Upper Uwchlan, LP shall have granted a security interest to Agent, as collateral for the Indebtedness, in (x) its membership interests in the owner of the Ewing Tracts, Ewing Group LLC, and (y) its right, title and interest to the Straw Party Agreement dated as of September 22, 2004 among Orleans at Upper Uwchlan, LP, Ewing Group LLC (formerly Byers Group III LLC) and the other member of Ewing Group LLC, and (iii) Obligors shall diligently proceed to record the subdivision for the Ewing Tracts and to cause Orleans at Upper Uwchlan, LP to grant a mortgage with respect to the lots conveyed to Orleans at Upper Uwchlan, LP in the Ewing Tracts to Agent promptly upon the recording of the subdivision.”

B.                                    Section 3.3.2.4 of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“3.3.2.4                                 The maximum Borrowing Base Availability attributable to Asset Class (ii), including model Units, determined on the basis of any Borrowing Base Certificate (a) that is delivered before September 30, 2009 in accordance with Section 3.4 shall not exceed 58% and (b) that is delivered on or after September 30, 2009 in accordance with Section 3.4 shall not exceed 45%, in each case of the aggregate Borrowing Base Availability attributable to Asset Classes (i) and (ii) (including model Units) as shown on any such Borrowing Base Certificate.”

C.                                    Section 3.3.2.5 of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“3.3.2.5                                 The maximum percentage of Borrowing Base Availability attributable to Asset Classes (iii), (iv) and (v), based on Borrowing Base Certificates (a) delivered before September 30, 2009, shall be 65%, and (b) delivered on or after September 30, 2009 shall be 55%, in each case of the total Borrowing Base Availability as shown thereon; provided that at no time shall Borrowing Base Availability attributable to Asset Classes (iii), (iv) and (v) exceed the following (with such limitations to be reduced dollar for dollar at the time and in the amounts of any impairments with respect to assets in Asset Classes (iii), (iv) and (v) and included in the Borrowing Base taken by Borrowers):

(i)                                     Beginning with the Borrowing Base Certificate delivered on or after the First Amendment Effective Date: $235,000,000; and

(ii)                                  Beginning with the Borrowing Base Certificate delivered on or after September 30, 2009: $190,000,000.”

D.                                    Section 3.3.4 for the Loan Agreement is hereby amended by deleting the fourth and fifth sentences therein in its entirety and substituting the following therefor:

“Master Borrower shall have fifteen (15) Business Days to respond to the Agent with comments to any Appraisal; however, the final Appraisal amount shall be determined by the Agent in its sole discretion after consideration of such comments.  Following the receipt and review of any new Appraisal, commencing with the next monthly Borrowing Base Certificate delivered, the appraised values from such Appraisal will be used in the calculation of the Borrowing Base in compliance with Sections 3.3.2.1, 3.3.2.2 and 3.3.2.3; provided that any change in appraised value resulting from an Appraisal finalized after July 8, 2009 is not required to be reflected in any Borrowing Base Certificate delivered after the Second Amendment Effective Date and before the Borrowing Base Certificate required to be delivered by October 15, 2009 reflecting the Borrowing Base as of September 30, 2009.”

1.4                               Amendments to Article VII:  Negative Covenants.

A.                                    Section 7.6 of the Loan Agreement is hereby amended by deleting the introductory clause therin and substituting the following therefor:

“Permit Guarantor or any Borrower, or any Affiliate of Guarantor with respect to clause (z), to, directly or indirectly, declare, order, pay, make or set apart any sum for”.

B.                                    Section 7.6 of the Loan Agreement is hereby amended by deleting clause (z) and substituting the following therefor:

“(z) providing the funds for or the making of any payment or prepayment of principal of, premium, if any, interest on, fees related to, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any purchase money mortgages, Subordinated Debt or the OHI Financing Subordinated Debt, except as permitted by the Consent, except for”.

C.                                    Section 7.6 of the Loan Agreement is hereby further amended by deleting clause (v) and substituting the following therefor:

“(v) any extension, refinancing, renewal, repayment, replacement, defeasance, refund or payment of fees with respect to the OHI Financing Subordinated Debt to the extent approved by the Agent in accordance with Section 7.7 or permitted by the Consent.”

D.                                    Section 7.7 of the Loan Agreement is hereby amended by deleting clause (v) therein and substituting the following therefor:

“(v)                           The aggregate outstanding principal amount of the OHI Financing Subordinated Debt does not exceed (i) with respect to the Subordinated Debt II, $93,750,000 plus, (ii) with respect to the Subordinated Debt I, $30,928,000 plus any increase pursuant to the Consent, in each case in accordance with the terms thereof as in effect on the Second Amendment Effective Date or as modified pursuant to the Consent (plus, in the event of a refinancing described below, all accrued and unpaid interest thereon and such reasonable expenses incurred in connection therewith).”

1.5                               Amendments to Article VIII: Financial Covenants.  Subsection 8.8 of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“8.8                           Liquidity.  The Liquidity shall be (i) from the Second Amendment Effective Date through September 29, 2009, not less than $0, and (ii) from and after September 30, 2009, not less than $10,000,000.

1.6                               Amendments to Article IX: Events of Default.  Article IX of the Loan Agreement is hereby amended by deleting paragraph 9.4 therein and substituting the following therefor:

“9.4                           (a) the dissolution or reorganization of a Borrower, other than a dissolution or reorganization of a Borrower solely as a result of an Internal Reorganization or (b) a Change of Control.”

1.7                               Amendments to Article XI: The Agent.

A.                                    Section 11.13 of the Loan Agreement is hereby amended by deleting clause (v) therein and substituting the following therefor:

“(v) has been placed under a receivership or conservatorship by the Federal Deposit Insurance Corporation (“FDIC”) and the FDIC has not assumed the obligations of such Lender under the Loan Documents and affirmed to Agent its intent to fully comply with its obligations under the Loan Documents, in each case in writing in form and substance satisfactory to Agent”.

B.                                    Section 11.13 of the Loan Agreement is hereby amended by adding the following new sentence at the end thereof:

“Notwithstanding the foregoing, if a Lender (i) was a Defaulting Lender pursuant to clause (v) of this Section 11.13, and (ii) such Lender is no longer a Defaulting Lender but is still under an FDIC receivership or conservatorship (a “Special Lender”), then such Special Lender shall be deemed to have acted with respect to a specific matter in the same manner as the majority of other Lenders (other than the Defaulting Lenders) that have expressly voted, consented or withheld consent, or directed any action of Agent or Lenders if such Special Lender does not expressly respond to any request for such vote consent or direction by the date and time by which a response was requested.

1.8                               Amendments to Article XIII: Miscellaneous.  Section 13.10 of the Loan Agreement is hereby amended by deleting the first address for Agent (other than regarding fundings) therein and substituting the following therefor:

“Wachovia Bank, National Association
301 South College Street
Charlotte, NC  28288
Attention:  Nathan Rantala, Director
Fax:   (704) 383-2647
Email:  Nathan.rantala@wachovia.com”.

Section 2.                                          CONDITIONS TO EFFECTIVENESS

 Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):

A.                                    On or before the Second Amendment Effective Date, Obligors shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender) the following, each, unless otherwise noted, dated the Second Amendment Effective Date:

1.                                       A certificate, dated as of the Second Amendment Effective Date of the respective Secretary, general partner, manager or members of each Borrower and Guarantor, certifying that there have been no changes to its respective Organizational Documents delivered to Lenders on September 30, 2008;

2.                                       Certified copies of all corporate, limited partnership and limited liability company action (as appropriate) taken by Borrowers and Guarantor, including resolutions of their respective Boards of Directors, authorizing the execution, delivery and performance of this Amendment, certified as of the Second Amendment Effective Date;

3.                                       An incumbency and signature certificate (dated as the date of this Agreement) of the Secretaries, general partners, managers or members (as appropriate) of each Borrower and Guarantor, certifying the names and true signatures of the officers or other authorized Persons of Borrower and Guarantor authorized to sign this Amendment; and

4.                                       Copies of this Amendment executed by each Obligor.

B.                                    Requisite Lenders shall have executed this Amendment.

C.                                    On or before the Second Amendment Effective Date, all corporate and other proceedings taken or to be taken by any Obligor in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

D.                                    Borrowers shall have paid (i) to Agent, all of Agent’s outstanding expenses under the Loan Documents, including inspection and appraisal costs, and (ii) to Reed Smith LLP, counsel to Agent, all fees and expenses invoiced through the date hereof.

E.                                      Borrowers shall pay to Agent for the ratable benefit of each Lender executing this Amendment, an amendment fee equal to $250,000 in the aggregate.

Section 3.                                          OBLIGORS’ REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Loan Agreement in the manner provided herein, each Obligor represents and warrants to each Lender that the following statements are true, correct and complete:

A.                                    Corporate Power and Authority.  Each Obligor has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement as amended by this Amendment (the “Amended Agreement”).

B.                                    Authorization of Agreements.  The execution and delivery of this Amendment and the performance of the Amended Agreements have been duly authorized by all necessary corporate, partnership or limited liability company action, as appropriate, on the part of each Obligor.

C.                                    No Conflict.  The execution and delivery by each Obligor of this Amendment and the performance by each Obligor of the Amended Agreements do not and will not (i) require any consent or approval of the shareholders, partners or members of any such entity not already obtained; (ii) contravene such entity’s Organizational Documents; (iii) violate any provision of or cause or result in a breach of or constitute a default under any law, rule, regulation (including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to such entity; (iv) cause or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which such entity is a party or by which it or its properties may be bound or affected; (v) cause or result in or require the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by such Obligor except as contemplated by this Agreement; or (vi) violate any provision of any indenture, agreement, or other instrument to which any Borrower, Guarantor, or any of their respective properties or assets are bound, and will not be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement, or other instrument, or result in the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of said properties or assets.

D.                                    Governmental Consents.  The execution and delivery by each Obligor of this Amendment and the performance by each Obligor of the Amended Agreements do not and will not require any authorization, consent, approval, license or exemption of, or any registration, qualification, designation, declaration or a filing with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, except as have been obtained.

E.                                      Binding Obligation.  This Amendment has been duly executed and delivered by each Obligor and this Amendment and the Amended Agreements are the legally valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors’ rights generally.

F.                                      Incorporation of Representations and Warranties From Loan Documents.  After giving effect to this Amendment, the representations and warranties contained in each Loan Document are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

G.                                    Absence of Default.  After giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default.

Section 4.                                          MISCELLANEOUS

A.                                    Reference to and Effect on the Loan Agreement and the Other Loan Documents.

1.             On and after the Second Amendment Effective Date, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Loan Agreement, and each reference in the Loan Documents to the “Loan Agreement”, “thereunder”, “thereof’ or words of like import referring to the Loan Agreement shall mean and be a reference to the Amended Loan Agreement.

2.             Except as specifically amended by this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

3.             The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Loan Agreement or any of the other Loan Documents, or serve to effect a novation of the Indebtedness.

B.            Fees and Expenses.  Company acknowledges that all costs, fees and expenses as described in Section 13.15 of the Loan Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

C.            Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D.            Applicable Law.  THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

E.             Counterparts; Effectiveness.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Any facsimiled, electronically transmitted, or photocopied signatures hereto shall be deemed original signatures hereto, all of which shall be equally valid.  This Amendment (other than the provisions of Sections 1 and 2 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by Obligors, Agent and Lenders and receipt by Obligors and Agent of written or telephonic notification of such execution and authorization of delivery thereof.

Section 5.              ACKNOWLEDGEMENT AND CONSENT BY GUARANTOR

Guarantor hereby acknowledges that it has read this Amendment and consents to the terms thereof, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of Guarantor under its Guaranty shall not be impaired or affected and the applicable Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.  Guarantor further agrees that nothing in the Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of Guarantor to any future amendment to the Loan Agreement.

Section 6.              RELEASORS.

A.            Each Borrower and Guarantor hereby acknowledges and agrees that, as of the Second Amendment Effective Date, no right of offset, defense, counterclaim, claim, cause of action or objection in favor of any Borrower and Guarantor against the Lenders (including all lenders prior to the Second Amendment Effective Date) or the Agent, any other agent or any Issuer exists arising out of or with respect to (i) the Indebtedness, the Loan Agreement or any of the other Loan Documents; (ii) any other documents evidencing, securing or in any way relating to the foregoing, or (iii) the administration or funding of the Loans, the Commitment or the issuance of Letters of Credit or Tri-Party Agreements.

B.            Each Borrower and Guarantor hereby expressly waives, releases and relinquishes any and all defenses, setoffs, claims, counterclaims, causes of action or objections, if any, against such Lenders, the Agent, the other agents or any Issuer, whether known or unknown, both at law and in equity, only to the extent arising out of any matter, cause or event occurring on or prior to the Second Amendment Effective Date.

C.            Each Borrower and Guarantor for itself, each other Borrower and Guarantor and their respective successors and assigns in interest and any person that may derivatively or otherwise assert a claim through or by any of the foregoing to the fullest extent permitted by applicable law (collectively, the “Releasors”) waives and releases against each Agent, each Issuer and each Lender and each of their respective employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, related corporate divisions, participants and assigns (collectively, the “Releasees”), and covenants not to commence or pursue any litigation or action, claims, demands, causes of action, suits, debts, sums of money, accounts, bonds, bills, covenants, contracts, controversies, agreements, promises, setoffs, recoupments, counterclaims, defenses, expenses, damages and/or judgments, whatsoever in law or in equity (whether matured, unmatured, contingent or non-contingent) that relate in any way, either directly or indirectly, to the Loan Agreement, any other Loan Documents, the transactions contemplated thereby or any action by Agents, Lenders or any other Releasee in any way related thereto, whether known or unknown, which each of the Releasors had, now has or may have, in each case only to the extent arising out of any matter, cause or event occurring prior to the Second Amendment Effective Date.  Each of the Releasors hereby agrees that federal or state laws, rights, rules or legal principles of any other jurisdiction which may be applicable thereto, to the extent that they apply to the matters released hereby, are knowingly and voluntarily waived and relinquished by such Releasors, to the full extent that such rights and benefits pertaining to the matters released herein may be waived, and each of the Releasors hereby agrees and acknowledges that this waiver is an essential term of this Amendment, without which Agent and Lenders would not have entered into this Amendment.  Each of the Releasors represents and warrants that it has not purported to transfer, assign, pledge or otherwise convey any of its right, title or interest in any matter released hereby to any other Person.  In connection with the release in this Amendment, each of the Releasors acknowledges that it is aware it may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which such Releasors now knows or believes to be true, with respect to the matters released herein.  Nevertheless, it is each of the Releasors’ intent in executing this Agreement to fully, finally and forever release and settle such matters to the extent they arise out of any matter, cause or event occurring prior to the Second Amendment Effective Date.  In making this release, each of the Releasors has consulted with counsel concerning the effect thereof.

Section 7.              LIMITED WAIVER.

Each Borrower and Guarantor hereby represents and warrants that no Default or Event of Default with respect to such Borrower or Guarantor has occurred and continues to exist immediately prior to the occurrence of the Second Amendment Effective Date and immediately prior to giving effect to the consummation of the Second Amendment other than any Default or Event of Default that may have been caused by, or may have resulted from, the inclusion in the Borrowing Base prior to August 3, 2009 or the inclusion in any Borrowing Base Certificate delivered prior to August 3, 2009, of the parcels of real property commonly known as Byers Station Tract 3 and/or Ewing Tracts 4 and 5 (collectively, the “Prior Events”).  In reliance upon such representation and warranty, upon the satisfaction of the conditions set forth in Section 2, the undersigned Lenders hereby waive any Defaults or Events of Default that may have been caused by or may have resulted from the Prior Events and agree that no representation or warranty given by any Borrower or Guarantor prior to the date hereof will be considered to be false, incorrect or incomplete solely as a result of the occurrence of the Prior Events.  Without limiting the generality of the provisions of the covenants set forth in the Loan Agreement, the waiver set forth herein shall be limited precisely as written and relates solely to any noncompliance by the Borrowers and Guarantor with respect to the Prior Events in the manner and to the extent described in this paragraph, and nothing in this paragraph shall be deemed to (a) constitute a waiver of noncompliance under the Loan Agreement relating to the inclusion of parcels that are not Eligible Projects in the Borrowing Base or any Borrowing Base Certificate in the future, (b) constitute a waiver of compliance by Borrowers and Guarantor with respect to any other term, provision or condition of the Loan Agreement or any other Loan Document or any other instrument or agreement referred to herein or therein or (c) prejudice any right or remedy that the Agent, Issuing Lender, any Agent or any Lender may now have or may have in the future under or in connection with the Loan Agreement or any other Loan Document or any other instrument or agreement referred to therein.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Master Borrower:	Greenwood Financial Inc., a Delaware corporation

	By:	/s/ Lawrence J. Dugan
		Name:	Lawrence J. Dugan
		Title:	Vice President

Corporate Borrowers:	OHB Homes, Inc.
Orleans Corporation
Orleans Corporation of New Jersey
Orleans Construction Corp.
Parker & Lancaster Corporation
Parker & Orleans Homebuilders, Inc.
Sharp Road Farms, Inc.

	By:	/s/ Lawrence J. Dugan
		Name:	Lawrence J. Dugan
		Title:	Vice President

Limited Liability Company Borrowers:	Masterpiece Homes, LLC
OPCNC, LLC
Orleans at Bordentown, LLC
Orleans at Cooks Bridge, LLC
Orleans at Covington Manor, LLC
Orleans at Crofton Chase, LLC
Orleans at East Greenwich, LLC
Orleans at Elk Township, LLC
Orleans at Evesham, LLC
Orleans at Hamilton, LLC
Orleans at Harrison, LLC
Orleans at Hidden Creek, LLC
Orleans at Jennings Mill, LLC
Orleans at Lambertville, LLC
Orleans at Lyons Gate, LLC
Orleans at Mansfield, LLC
Orleans at Maple Glen, LLC
Orleans at Meadow Glen, LLC
Orleans at Millstone, LLC

[Borrowers’ signatures continued on the following page]

(Signature Page to First Amendment to Loan Agreement and Security Agreement)

Orleans at Millstone River Preserve, LLC
Orleans at Moorestown, LLC
Orleans at Tabernacle, LLC
Orleans at Upper Freehold, LLC
Orleans at Wallkill, LLC
Orleans at Westampton Woods, LLC
Orleans at Woolwich, LLC
Orleans Arizona Realty, LLC
Orleans DK, LLC
Parker Lancaster, Tidewater, L.L.C.
Wheatley Meadows Associates, LLC

By:	/s/ Lawrence J. Dugan
	Name:	Lawrence J. Dugan
	Title:	Vice President

[Borrowers’ signatures continued on the following page]

(Signature Page to Second Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

Limited Partnership Borrowers:	Brookshire Estates, L.P. (f/k/a Orleans at Brookshire Estates, L.P.)
Orleans at Falls, LP
Orleans at Limerick, LP
Orleans at Lower Salford, LP
Orleans at Thornbury, L.P.
Orleans at Upper Saucon, L.P.
Orleans at Upper Uwchlan, LP
Orleans at West Bradford, LP
Orleans at West Vincent, LP
Orleans at Windsor Square, LP
Orleans at Wrightstown, LP
Stock Grange, LP
	By:	OHI PA GP, LLC, sole General Partner

		By:	/s/ Lawrence J. Dugan
			Name:	Lawrence J. Dugan
			Title:	Vice President

Orleans RHIL, LP
Realen Homes, L.P.
	By:	RHGP, LLC, sole General Partner
		By:	Orleans Homebuilders, Inc.,
Authorized Member

		By:	/s/ Garry P. Herdler
			Name:	Garry P. Herdler
			Title:	Executive Vice President and
Chief Financial Officer

Guarantor:	Orleans Homebuilders, Inc., a Delaware corporation

		By:	/s/ Garry P. Herdler
			Name:	Garry P. Herdler
			Title:	Executive Vice President and
Chief Financial Officer

[Agent’s signature continued on the next page]

(Signature Page to Second Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

Agent:	Wachovia Bank, National Association

	By:	/s/ Nathan R. Rantala
		Name:	Nathan R. Rantala
		Title:	Director

[Lenders’ signature continued on the next page]

(Signature Page to Second Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

LENDER SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF AUGUST 13, 2009:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Nathan R. Rantala
Nathan R. Rantala, Director

(Signature Page to Second Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

LENDER SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF AUGUST 13, 2009:

BANK OF AMERICA, N.A.

By:	/s/ John A. McDonald
Name: John A. McDonald
Title: SVP

(Signature Page to Second Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

LENDER SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF AUGUST 13, 2009:

BANK OF AMERICA, N.A.

By:	/s/ Jonathan M. Barnes
Name: Jonathan M. Barnes
Title: Vice President

(Signature Page to Second Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

LENDER SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF AUGUST 13, 2009:

COMERICA BANK

By:	/s/ Laura Benson
Name: Laura Benson
Title: vice President

(Signature Page to Second Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

LENDER SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF AUGUST 13, 2009:

COMPASS BANK, an Alabama Banking Corporation

By:	/s/ Steven J. Heslop
Name: Steven J. Heslop
Title: SVP

(Signature Page to Second Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

LENDER SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF AUGUST 13, 2009:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Dunsun Lazasur
Name: Dunsun Lazasur
Title: Vice President

By:	/s/ Valerie Shapiro
Name: Valerie Shapiro
Title: Vice President

(Signature Page to Second Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

LENDER SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF AUGUST 13, 2009:

FIRSTRUST BANK

By:	/s/ Seth Muckler
Name: Seth Muckler
Title: Senior Vice President

(Signature Page to Second Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

LENDER SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF AUGUST 13, 2009:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Bernard T. Shields
Name: Bernard T. Shields
Title: Vice President

(Signature Page to Second Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

LENDER SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF AUGUST 13, 2009:

NATIONAL CITY BANK

By:	/s/ Christopher Guyer
Name: Christopher Guyer
Title: Vice President

(Signature Page to Second Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

LENDER SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF AUGUST 13, 2009:

REGIONS BANK, successor by merger to Amsouth Bank

By:	/s/ Daniel McClarkin
Name: Daniel McClarkin
Title: Vice President

(Signature Page to Second Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

LENDER SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF AUGUST 13, 2009:

SUNTRUST BANK

By:	/s/ Janet R. Naifeh
Name: Janet R. Naifeh
Title: Senior Vice President

(Signature Page to Second Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

LENDER SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF AUGUST 13, 2009:

TD BANK, NA, successor by merger to Commerce Bank, N.A.

By:	/s/ Robert E. Delaney
Name: Robert E. Delaney
Title: Vice President

(Signature Page to Second Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

Schedule A - Schedule of Borrowers

Greenwood Financial Inc.

Masterpiece Homes, LLC

OHB Homes, Inc.

Orleans Corporation

Orleans Corporation of New Jersey

Orleans Construction Corp.

Parker & Lancaster Corporation

Parker & Orleans Homebuilders, Inc.

Sharp Road Farms, Inc.

OPCNC, LLC

Orleans at Bordentown, LLC

Orleans at Cooks Bridge, LLC

Orleans at Covington Manor, LLC

Orleans at Crofton Chase, LLC

Orleans at East Greenwich, LLC

Orleans at Elk Township, LLC

Orleans at Evesham, LLC

Orleans at Hamilton, LLC

Orleans at Harrison, LLC

Orleans at Hidden Creek, LLC

Orleans at Jennings Mill, LLC

Orleans at Lambertville, LLC

Orleans at Lyons Gate, LLC

Orleans at Mansfield, LLC

Orleans at Maple Glen, LLC

Orleans at Meadow Glen, LLC

Orleans at Millstone, LLC

Orleans at Millstone River Preserve, LLC

Orleans at Moorestown, LLC

Orleans at Tabernacle, LLC

Orleans at Upper Freehold, LLC

Orleans at Wallkill, LLC

Orleans at Westampton Woods, LLC

Orleans at Woolwich, LLC

Orleans Arizona Realty, LLC

Orleans DK, LLC

Wheatley Meadows Associates, LLC

Parker Lancaster, Tidewater, L.L.C.

Brookshire Estates, L.P. (f/k/a Orleans at Brookshire Estates, L.P.)

Orleans at Falls, LP

Orleans at Limerick, LP

Orleans at Lower Salford, LP

Orleans at Thornbury, LP

Orleans at Upper Saucon, L.P.

Orleans at Upper Uwchlan, LP

Orleans at West Bradford, LP

Orleans at West Vincent, LP

Orleans at Windsor Square, LP

Orleans at Wrightstown, LP

Stock Grange, LP

Orleans RHIL, LP

Realen Homes, L.P.